KEELEY MID CAP VALUE FUND

Supplement dated June 5, 2015

to the Summary Prospectus dated January 31, 2015

This supplement provides new and additional information for, or otherwise supplements, the Summary Prospectus of the Keeley Mid Cap Value Fund (the “Fund”) and should be read in conjunction with that document.

On June 4, 2015, Mr. John L. Keeley, Jr., the president and a director and portfolio manager of the Keeley Funds, Inc., passed away. As a result, all references to Mr. Keeley hereby are deleted from the Fund’s summary prospectus.

Please Retain This Supplement For Future Reference